Investor Presentation 2nd Quarter 2009 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict.
Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-
looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry;
adverse economic conditions; leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; increased competition in our markets; declining prices for our services;

Special Note Regarding Forward-Looking Statements
(cont.)
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint");
a potential increase in the roaming rates we pay; wireless handset subsidy costs;
the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments including developments that could negatively affect our revenues from network access charges and the universal service fund; loss of our cell sites;
the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors and the transition of our prepay billing services to a new vendor; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential for patent and other intellectual property right infringement claims; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder,
Quadrangle; our ability to pay dividends; provisions in our charter documents and
Delaware law; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on
Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 15%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes CLECs with double digit strategic high-speed broadband product revenue growth and RLECs with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by further investments in cell sites, network upgrades, and new enhanced Prepay billing platform
•
Accelerating growth in Net Income and Free Cash Flows

PA
MD
OH
WV
KY
VA
TN
NC
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Portsmouth
Virginia Beach
Chesapeake

Strategic Network Alliance Area (Wholesale) | Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of June 30, 2009 or for the twelve months ended June 30, 2009
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on June 30, 2008 and June 30, 2009
(3) Refer to Form 10-Q for the period ended June 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
•
Average of 23.0 MHz of spectrum
•
5.5 million covered POPs
•
442K
(1)
retail subscribers (YoY increase of 4%)
•
10% YoY Revenue growth
(3)
•
Retail revenues increased 4% YoY to $309
million
•
Data ARPU growth driven by EV-DO upgrade
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 21% YoY to $119 million
•
8% YoY Adjusted EBITDA growth
•
40% YTD Adjusted EBITDA margin
Wireless ($428 Revenue / $165 Adj. EBITDA)
(1) (2)

Pittsburgh
Columbus
PA
OH
MD
WV
KY
VA
TN
NC
Morgantown
Clarksburg
Ravenswood
Winchester
Ashburn
Washington DC
Warrenton
Culpeper
Madison
Harrisonburg
Ashland
Huntington
Charleston
Montgomery
White Sulphur Springs
Clifton Forge
Lewisburg
Staunton
Waynesboro
Charlottesville
Beckley
Covington
Lexington
Richmond
Bluefield
Salem
Troutville
Lynchburg
Blacksburg
Roanoke
Tazewell
Radford
Christiansburg
Rocky Mount
Farmville
Abingdon
Wytheville
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets

Wireline: Repositioning as High Speed Data Provider
($ in millions)
(1) As of June 30, 2009 or for the twelve months ended June 30, 2009 .
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on June 30, 2008 and June 30, 2009 .
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
21% growth in strategic broadband and
video services
•
41% YTD Adjusted EBITDA margin
•
RLEC - Growth in Data and Video
•
97% DSL coverage with 6 MB speed
•
21% IPTV penetration of homes passed with
fiber; 32% penetration of homes passed for 18
months or more
Wireline ($125 Revenue / $70 Adj. EBITDA)
(1) (2)

$121
$147
$172
$203
$223
$233
35%
37%
39%
41%
42%
42%
0
50
100
150
200
$250
2004 2005 2006 2007 2008 2009G
$343
$392
$440
$500
$536
$567
0
100
200
300
400
500
$600
2004 2005 2006 2007 2008 2009G
8
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
Strong financial performance
(1)
(1) Based on Midpoint of guidance range of $562 million to $571 million
(2) Based on Midpoint of guidance range of $230 million to $236 million
(3) Based on Midpoint of guidance range of Adjusted EBITDA and CAPEX range of $109 million to $115 million
(4) Throughout this presentation, Free Cash Flow is defined as Consolidate Adjusted EBITDA less CAPEX.
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2004 to 2008.
Free Cash Flow
(4)
(2)
(3)
$61
$58
$86
$93
$91
$121
0
25
50
75
100
125
150
2004 2005 2006 2007 2008 2009G
$

$500
400
300
200
100
0
15% CAGR
$235
$280
$322
$378
$412
$441
$3
$4
$51
$62
$77
$95
$104
$113
$183
$217
$244
$282
$305
$324
2004
2005
2006
2007
2008
2009G

25% CAGR

$66
$90
$112
$142
$159
$169
28%
32%
35%
38%
39%
38%
0
50
100
150
$200
2004 2005 2006 2007 2008 2009G
9
(1)
Revenue
(3)
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $438 million to $444 million for total wireless revenue and $116 million to $118 million for combined wholesale and roaming revenues
(2) Based on Midpoint of guidance range of $167 million to $171 million
(3) Refer to Form 10-Q for the period ended June 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail Wholesale
Roaming

$300
200
100
0
$202
$1
$48
$153
$218
$3
$59
$156
8% Growth
6 Mo 2008
6 Mo 2009

$100
50
0
$81
$87
7% Growth
40%
40%
6 Mo 2008
6 Mo 2009

Revenue
(1)
YTD 2009 over YTD 2008 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-Q for the period ended June 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail
Wholesale
Roaming

200
150
100
50
0
169
179
91
88
78
91
LTM 6/30/08
LTM 6/30/09

Catalysts for Sales Growth
•
NTELOS brand positioned as the “Best
Value in Wireless”
•
Leveraging extensive retail presence –
80% of sales through direct channels
•
The most complete nationwide
coverage with no roaming
•
EV-DO network upgrade: All of
scheduled sites completed at 6/30/09
•
Emphasis on Postpay plans
Expansion of data products and
services
Enhanced handset lineup
Postpay
Prepay
Gross Adds
•
Churn
Impressive sales growth despite
economic pressure on churn
Stable for LTM at approx. 3.1%
blended (2.2% postpay)

600
450
300
150
0
6% CAGR
391
426
442
110
127
129
281
299
313
6/30 2007
6/30 2008
6/30 2009

$47.50
$45.16
$7.12
$8.87
$54.62
$54.03
0
25
50
$75
6 Mo 2008 6 Mo 2009
12
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
(1) Refer to Form 10-Q for the period ended June 30, 2009 for explanation of change in reporting of data services and data ARPU
(2) Proforma. Refer to Form 10-Q for the period ended June 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008. See Appendix for presentation of actual ARPU
Data
(2)
Postpay
Prepay

Retail Locations
90
80
70
60
50
40
30
20
10
0
81
22
30
29
49
11
14
24
37
5
4
28
32
15
6
11
27
5
4
18
24
NTELOS
Alltel
Sprint Nextel
AT&T
Verizon Wireless
T-Mobile
VAE
VAW
WVA

Smart Phone & Data Card %

Direct Distribution Model Improves Customer
Satisfaction
Extensive Retail Presence
(1)
CPGA ($)/Smart Phone & Data
Card %
(2)
-YTD
(1) As of December 31, 2008 for all competitors; as of June 30, 2009 for nTelos
(2) Represents Smart Phone & Data Card sales as a % of Postpay Gross Adds
$337
$362
10.0%
31.0%
0
10
20
30
40
50%
0
100
200
300
$400
6 Mo 2008 6 Mo 2009

$51
$62
$77
$95
$104
$113
0
50
100
$150
2004 2005 2006 2007 2008 2009G
14
Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Data usage
•
321% growth in travel data usage
since EV-DO launched
•
504% growth in home data usage
since EV-DO launched
($ in millions)
High Growth, Attractive Margin Revenue Stream.
(1) Excludes Roaming
’

Pittsburgh
Columbus
PA
OH
MD
WV
KY
VA
TN
NC
Morgantown
Clarksburg
Ravenswood
Winchester
Ashburn
Washington DC
Warrenton
Culpeper
Madison
Ashland
Huntington
Charleston
Montgomery
Harrisonburg
Staunton
Waynesboro
Charlottesville
White Sulphur Springs
Clifton Forge
Lewisburg
Covington
Beckley
Lexington
Richmond
Troutville
Salem
Lynchburg
Bluefield
Blacksburg
Roanoke
Tazewell
Radford
Christiansburg
Rocky Mount
Farmville
Wytheville
Abingdon
Bristol
Danville
Martinsville
South Boston
Kingsport
Johnson City
Greensboro
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets

Greensboro, NC
To Carlisle, PA
(1) As of June 30, 2009 or for the twelve months ended June 30, 2009.
($ in millions)
Data Driving Wireline Growth
RLEC  ($59 Revenue / $44 Adj. EBITDA)
(1)
Competitive
($66 Revenues / $26 Adj. EBITDA)
(1)
•
Revenue growth of 4% YoY
•
Adjusted EBITDA growth of 9% YoY
•
41% YTD Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 21% YTD to $24 million annually
•
2,582 mile fiber-optic network
•
5 new markets planned for 2009
•
Repositioning asset (data/video)
•
Adjusted EBITDA growth YoY
•
Broadband customer penetration at 50%
•
IPTV Launched in Q307
•
Continued strong Adjusted EBITDA margin

$150
100
50
0
$107
$111
$117
$122
$123
$126
$56
$57
$61
$61
$60
$18
$17
$15
$15
$11
$33
$37
$41
$46
$52
2004
2005
2006
2007
2008
2009G(1)

$80
60
40
20
0
$59
$62
$65
$65
$69
$70
$40
$43
$47
$44
$44
56%
56%
56%
54%
56%
56%
$19
$19
$18
$21
$25
2004
2005
2006
2007
2008
2009G(2)

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1) Based on Midpoint of guidance range of $124 million to $127 million
(2) Based on Midpoint of guidance range of $69 million to $71 million
Competitive -Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC

0
15
30
2005 2006 2007 2008
Data/IP Transport/Wireless Transport
17
Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in Q1-08
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations.
(1)
$
$14.7
$19.8
$24.8
$30.8
17.2%
28.0%
37.6%
45.8%
2005 2006 2007 2008
3.5%
14.4%
20.7%
25.0%
28.9%
31.8%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

$26
$28
$6
$5
$29
$29
0
20
40
60
$80
6 Mo 2008 6 Mo 2009
$61
$62
18
Adjusted EBITDA/Margin% Revenue
YTD 2009 over YTD 2008 Strong, Stable Cash Flow
($ in millions)
Competitive
- Strategic
Competitive
- Other
RLEC
$34
$35
57%
56%
0
20
$40
6 Mo 2008 6 Mo 2009

Financial Overview

Wireless   Wireline   Other

Wireless Drives Revenue Growth
Total Revenue
(2)
($ in millions)
YTD Revenue
(2)
(1) Based on Midpoint of guidance range for Consolidated Revenue of $562 million to $571 million
(2) Refer to Form 10-Q for the period ended June 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
$235
$280
$322
$378
$412
$441
$107
$111
$117
$122
$123
$126
0
150
300
450
$600
2004 2005 2006 2007 2008 2009 G
Wireless CAGR =  15%
Wireline CAGR  =   4%
$500
$440
$392
$343
$536
$567
$202
$218
$61
$62
0
100
200
$300
6 Mo 2008 6 Mo 2009
$263
$281
(1)

$66
$90
$112
$142
$159
$169
$59
$62
$65
$65
$69
$70
$121
$147
$172
$203
(15)
30
75
120
165
210
$255
2004 2005 2006 2007 2008 2009G
Wireless CAGR =  25%
Wireline CAGR  =  4%
$233
$223
Wireless   Wireline   Other
21
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $230 million to $236 million
(1)
$81
$87
$34
$35
$113
$118
(5)
25
55
85
115
$145
6 Mo 2008 6 Mo 2009

$61
$58
$86
$93
$91
$121
0
25
50
75
100
125
$150
2004 2005 2006 2007 2008 2009G
$36
$41
$32
$37
$31
$38
$19
$20
$21
$25
$35
$33
$5
$8
$6
$7
$9
$19
$20
$28
$41
$57
$22
0
50
100
$150
2004 2005 2006 2007 2008 2009G
$89
$60
$112
$87
$110
$132
22
Accelerating Consolidated Free Cash Flow
Free Cash Flow Consolidated CapEx
($ in millions)
(1),(2)
(1) Based on midpoint of guidance ranges
(2) Included in 2009G  for Other CAPEX is an expected investment of between $10 million and $12 million for a new wireless prepay billing platform and a web portal
(1)
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds

Cash Flows Guidance
($ in millions)
2009G
(1)
Adjusted EBITDA $   233
Less Capex 112
Free Cash Flow $   121
Less:
Cash Interest, net of interest income 28
Cash Taxes 12
Cash Flows, net before dividends and debt payments $     81
Less:
Cash Dividends ($0.26 per share per qtr) 44
Scheduled 2009 Debt Payments 6
Cash Flows, net
(2)
$     31
Cash on Hand at December 31, 2008 $     66
(1)
Based on midpoint of guidance ranges
(2)
Before adjustments for changes in working capital

Capitalization
($ in millions)
(1) Based on midpoint of guidance ranges
(2) Before adjustments for changes in working capital
2009
Guidance
(1)
Adjusted EBITDA
$      203.0 $      223.1 $      233.0
Cash $       53.5 $       65.7 $       97.0
(2)
1st lien senior secured credit facility $      612.9 $      606.5 $      633.4
Capital leases 1.3 1.4 1.5
Total Debt $      614.2 $      607.9 $      634.9
Total Debt Leverage Ratio 3.03x 2.72x 2.72x
Net Debt (total debt less cash)
$      560.7 $      542.2 $      537.9
(2)
Net Debt Leverage Ratio 2.76x 2.43x 2.31x
(2)
2007A 2008A

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Growth
•
Focused on Long-term Net Income and Free Cash Flow Growth
•
Diversified Business Model
•
High Growth Wireless Business
•
Expanding retail subscriber base, Data Revenue Growth
•
High-margin wholesale revenue
•
Strong Performing Regional Wireline Business Focused on Data
Provision
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Consolidated
Operating Income $55 $53 $61 $100 $115 $56 $69
Depreciation and Amortization 65 83 85 97 103 54 46
Capital and Operational Restructuring
Charges 1 15 - - - - -
Accretion of Asset Retirement Obligations - 1 1 1 1 - 1
Advisory Termination Fees - - 13 - - - -
Gain on Sale of Assets - (9) - - - - -
Secondary Offering Costs - - - 1 - - -
Non-cash Compensation Charge - 4 13 4 3 2 2
Voluntary Early Retirement Plan Charge - - - - 1 1 -
Adjusted EBITDA $121 $147 $172 $203 $223 $113 $118
6 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Wireless
Operating Income $21 $32 $53 $71 $85 $40 $53
Depreciation and Amortization 44 57 58 70 73 40 33
Accretion of Asset Retirement Obligations 1 1 1 1 1 1 1
Adjusted EBITDA $66 $90 $112 $142 $159 $81 $87
Wireline
Operating Income $39 $36 $39 $38 $41 $20 $21
Depreciation and Amortization 20 25 26 27 27 13 14
Voluntary Early Retirement Plan Charge - - - - 1 1 -
Adjusted EBITDA $59 $61 $65 $65 $69 $34 $35
6 months ended

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Six Months Ended:
6/30/2008 6/30/2009
(1) Refer to Form 10-Q for the quarter ended  June 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Three  Months Ended:
6/30/2008 6/30/2009
Operating Revenues 130,805 $             140,001 $               263,054 $                  280,665 $
Less: Wireline and other operating revenue (30,855) (31,143) (61,191) (62,601)
Wireless communications revenue 99,950 108,858 201,863 218,064
Less: Equipment revenue from sales to new customers (2,969) (1,111) (6,986) (2,883)
Less: Equipment revenue from sales to existing customers (2,081) (4,480) (4,579) (9,749)
Less: Wholesale revenue (24,829) (31,287) (49,366) (61,363)
Plus: Other revenues, eliminations and adjustments (723) (858) (708) (805)
Wireless gross subscriber revenue 69,348 $               71,122 $                 140,224 $                  143,264 $
Less:  Paid in advance subscriber revenue (19,720) (17,606) (40,341) (36,249)
Less: adjustments 168 388 (139) 251
Wireless gross postpay subscriber revenue  49,796 $               53,904 $                 99,744 $                     107,266 $
Average subscribers 423,545 443,179 419,180 441,904
Total ARPU 54.58 $                53.49 $                    55.75 $                       54.03 $
Average postpay subscribers 295,389 313,661 293,907 313,222
Postpay ARPU 56.19 $                57.28 $                    56.56 $                       57.08 $
Wireless gross subscriber revenue 69,348 $               71,122 $                 140,224 $                  143,264 $
Less: Wireless voice and other feature revenue (60,235) (59,207) (122,307) (119,744)
Wireless data revenue 9,113 $                11,915 $                 17,917 $                     23,520 $
Average subscribers 423,545 443,179 419,180 441,904
Total Data ARPU  7.17 $                  8.96 $                      7.12 $                        8.87 $
Wireless gross postpay subscriber revenue 49,796 $               53,904 $                 99,744 $                     107,266 $
Less: Wireless postpay voice and other feature revenue (43,527) (44,607) (87,749) (89,181)
Wireless postpay data revenue 6,269 $                9,297 $                    11,995 $                     18,085 $
Average postpay subscribers 295,389 313,661 293,907 313,222
Postpay data ARPU
7.07 $                  9.88 $                      6.80 $                        9.62 $

Summary of Operating Results
($ in thousands)
Six Months Ended:
Three Months Ended:
June 30, 2008 June 30, 2009 June 30, 2008 June 30, 2009
Operating Revenues
Wireless PCS Operations 99,950 $         108,858 $       201,864 $       218,064 $
Wireline Operations
RLEC 14,922 14,458 29,357 29,148
Competitive Wireline 15,790 16,567 31,536 33,210
Wireline Total 30,712 31,025 60,893 62,358
Other 143 118 298 243
130,805 $       140,001 $       263,055 $       280,665 $
Operating Expenses
Wireless PCS Operations 58,718 $         64,842 $         120,707 $       131,257 $
Wireline Operations
RLEC 3,884 3,725 7,734 7,466
Competitive Wireline 9,413 9,834 18,707 19,683
Wireline Total 13,297 13,559 26,441 27,149
Other 1,203 1,313 2,773 3,871
73,218 $         79,714 $         149,921 $       162,277 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 41,232 $         44,016 $         40.4% 81,157 $         40.2% 86,807 $
Wireline Operations
RLEC 11,038 10,733 74.2% 21,623 73.7% 21,682
Competitive Wireline 6,377 6,733 40.6% 12,829 40.7% 13,527
Wireline Total 17,415 17,466 56.3% 34,452 56.6% 35,209
Other (1,060) (1,195) (2,475) (3,628)
57,587 $         60,287 $
43.1%
113,134 $
43.0%
118,388 $
Capital Expenditures
Wireless PCS Operations 19,739 $         16,668 $         30,368 $         34,619 $
Wireline Operations
RLEC 4,548 4,025 7,601 6,862
Competitive Wireline 4,477 8,001 12,414 15,355
Wireline Total 9,025 12,026 20,015 22,217
Other 2,490 9,231 6,347 12,703
31,254 $         37,925 $         56,730 $         69,539 $
Adjusted EBITDA less Capital Expenditures
(a non-GAAP Measure)
Wireless PCS Operations 21,493 $         27,348 $         50,789 $         52,188 $
Wireline Operations
RLEC 6,490 6,708 14,022 14,820
Competitive Wireline 1,900 (1,268) 415 (1,828)
Wireline Total 8,390 5,440 14,437 12,992
Other (3,550) (10,426) (8,822) (16,331)
26,333 $         22,362 $         56,404 $         48,849 $
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, non-cash compensation and voluntary early retirement program charges, a non-GAAP Measure of operating expenses)

EV-DO Completion
100% of Planned Sites Upgraded as of June 30, 2009
Market
Wholesale
Market
In-Service
Date
EV-DO Site Deployment
Huntington, WV Q108 43
Charlottesville/
Staunton/Waynesboro, VA
Q208 113
Lynchburg, VA
Charleston, WV
Q2-Q308 145
Roanoke, VA Q308 138
Morgantown/Fairmont/
Clarksburg, WV
Q308 94
Beckley/Bluefield, WV Q408 55
Martinsville/Danville, VA Q408 54
Richmond / Norfolk, VA Phase I Q408 212
H-burg, VA (incl. 1 Winchester site) Q109 27
Richmond / Norfolk, VA  Phase II Q209 166
Total 1,047
(1)
(1) Represents 86% of Total Sites